                                  FIRST AMENDMENT TO
                                   CREDIT AGREEMENT


         This Amendment is agreed to as of the 27th day of June, 1997, by and among BMC Industries, Inc., a Minnesota corporation (the "Borrower"); Norwest Bank Minnesota, National Association, a national banking association, as Agent under the Credit Agreement described below (in such capacity, the "Agent"); and Norwest Bank Minnesota, National Association, a national banking association, First Bank National Association, a national banking association, and NBD Bank, a Michigan banking corporation, as Banks (the "Banks").

         The Borrower, the Agent and the Banks are each parties to a Credit Agreement dated as of June 5, 1996 (together with all amendments, modifications and restatements thereof, the "Credit Agreement").

         The Borrower has requested an extension of the Facility B Commitment Termination Date, as defined in the Credit Agreement, and has requested certain other changes to the Credit Agreement. The Agent and the Banks are willing to grant the Borrower's request on the terms and subject to the conditions set forth herein.

         ACCORDINGLY, in consideration of the mutual covenants contained in the Credit Agreement and herein, the parties hereby agree as follows:

         1. DEFINITIONS. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement.

         2.   AMENDMENT.  The Credit Agreement is hereby amended as follows:

         (a) The phrase, "(which term shall, with respect to the Borrower and Vision-Ease, include but not be limited to obligations of the Borrower and Vision-Ease under the Polycore Agreement so long as it remains in the form of a take-or-pay contract)", is hereby inserted after the phrase, "take-or-pay contract", in the definition of "Contingent Obligation", in
    Section 1.1 of the Credit Agreement.

         (b) The date, "June 15, 2000", in the definition of "Facility A Commitment Termination Date" in Section 1.1 of the Credit Agreement is hereby deleted, and the date, "June 15, 2001", is substituted therefor.

         (c) The date, "June 4, 1997", in the definition of "Facility B Commitment Termination Date" in Section 1.1 of the Credit Agreement is hereby deleted, and the date, "June 26, 1998", is substituted therefor.

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         (d)  The following definitions are hereby inserted in Section 1.1 of the Credit Agreement:

                   "Polycore" means Polycore Optical, PTE. Ltd.

                   "Polycore Agreement" means the Product Manufacturing and
              Sales Agreement between Vision-Ease and Polycore, setting forth the obligation of Vision-Ease to purchase plastic lenses from Polycore during the period through June 2001.

         (e) The table in Section 5.8 is hereby amended in its entirety to read as follows:

              QUARTERS ENDING                                RATIO
              ---------------                                -----
              On or before June 30, 1997                   0.60 to 1
              July 1, 1997 through December 31, 1997       0.57 to 1
              January 1, 1998 through June 30, 1998        0.55 to 1
              July 1, 1998 through December 31, 1998       0.53 to 1
              January 1, 1999 and thereafter               0.50 to 1

         (f) The following new paragraph (h) is hereby inserted in Section 6.2 of the Credit Agreement:

                   (h) Obligations of Vision-Ease and the Borrower under the Polycore Agreement, so long as the aggregate amount of such obligations does not exceed $35,000,000.

         (g)  Schedules 4.4, 4.7, 4.8, 6.1, 6.2, 6.3 and 6.8 to the Credit
    Agreement are hereby deleted, and Schedules 4.4, 4.7, 4.8, 6.1, 6.2, 6.3 and 6.8 attached hereto are respectively substituted therefor.

         (h) Exhibit A to the Credit Agreement is hereby deleted, and Exhibit A hereto is substituted therefor.

         (i) Exhibit B to the Credit Agreement is hereby deleted, and Exhibit B hereto is substituted therefor.

         3. Renewal Notes and Replacement Notes. Simultaneously with the execution of this Amendment, the Borrower shall execute and deliver to the Agent its promissory notes (i) in the form of Exhibit B hereto (the "Renewal Notes"), payable to the order of each Bank in the face amount of that Bank's Facility B Commitment Amount and (ii) in the form of Exhibit A hereto (the "Replacement Notes"), payable to the order of each Bank in the face amount of that Bank's Facility A Commitment Amount. Each Bank shall accept (x) that Bank's Renewal Note in substitution for, but not in payment of, that Bank's existing Facility B Note and (y) that Bank's Replacement Note in substitution for, but not in payment of, that Bank's existing Facility A Note. Each reference in the Credit Agreement to a "Facility B Note" shall hereafter be deemed to be a reference to the corresponding Renewal Note and each reference in the Credit Agreement to a "Facility A Note" shall hereafter be deemed to be a reference to the corresponding Replacement Note.

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         4.   REPRESENTATIONS AND WARRANTIES.  The Borrower hereby represents and warrants to the Agent and the Banks as follows:

         (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment, the Renewal Notes and the Replacement Notes, and to perform this Amendment, the Renewal Notes, the Replacement Notes and the Credit Agreement as amended hereby. This Amendment, the Renewal Notes and the Replacement Notes have been duly and validly executed and delivered to the Agent by the Borrower, and this Amendment, the Renewal Notes, the Replacement Notes and the Credit Agreement as amended hereby constitute the Borrower's legal, valid and binding obligations enforceable in accordance with their terms.

         (b) The execution, delivery and performance by the Borrower of this Amendment, the Renewal Notes and the Replacement Notes, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign,
    (ii) violate the Borrower's articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower or its properties may be bound or affected.

         (c) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         5. CONDITIONS. The amendments set forth in paragraph 2 shall be effective only if the Agent has received (or waived the receipt of) each of the following, in form and substance satisfactory to the Agent and the Banks, on or before the date hereof (or such later date as the Banks may agree to in writing):

         (a) This Amendment, duly executed by the Borrower and each of the Guarantors below.

         (b) The Renewal Notes and the Replacement Notes, duly executed by the Borrower.

         (c) A copy of the resolutions of the board of directors of the Borrower evidencing approval of this Amendment, the Credit Agreement as amended hereby, and the other matters contemplated hereby, certified as accurate by the secretary of the Borrower.

         (d)  A certificate of the secretary of the Borrower and the Guarantors
    (i) stating that there have been no amendments to or restatements of the articles of

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    incorporation or bylaws of the Borrower or the Guarantors as furnished to the Agent in connection with the execution and delivery of the Credit Agreement other than those that may be attached to the certificate, and
    (ii) certifying the names of the officers of the Borrower and the Guarantors that are authorized to sign the documents to be delivered pursuant to this Agreement, together with the true signatures of such officers.

(e) A signed copy of the opinion of counsel for the Borrower, addressed to the Agent and the Banks, confirming the matters set forth in paragraph 4 hereof (other than paragraph (c) thereof), and such other matters as the Agent or any Bank may in its sole discretion request.

BMC INDUSTRIES, INC.                   NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, AS AGENT
                                          AND AS A BANK


By _______________________________     By _______________________________
   Its ___________________________        Its ____________________________
FIRST BANK NATIONAL ASSOCIATION        NBD BANK

By ________________________________
   Its ____________________________    By ________________________________
                                          Its ____________________________

                                 CONSENT OF GUARANTOR

         The undersigned, as a guarantor of all indebtedness of the Borrower to the Banks under its Guaranty dated June 5, 1996, hereby consents to the foregoing Amendment and acknowledges that all indebtedness arising under the Credit Agreement, as amended thereby, shall constitute Indebtedness as defined in and guarantied under that Guaranty. The foregoing confirmation shall not be deemed to limit the terms of the Guaranty in any manner. The undersigned acknowledges that this Consent merely confirms the terms of the Guaranty, and that no such confirmation is required in connection with this Amendment or any future amendment to or restatement of the Credit Agreement or any document executed in connection with the Credit Agreement or this Amendment.

                                  VISION-EASE LENS, INC.

                                  By _______________________________
                                     Its ___________________________


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